UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024
Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Vantage Park Drive
Suite 400 Charlotte, NC 28203
(Address of principal executive offices, including zip code)

(704) 837-8002
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hayward Holdings, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on May 30, 2024 (the “Annual Meeting”). The results for each matter voted on by the stockholders at the Annual Meeting are as follows:

Proposal 1: Election of Directors.

Director Nominee	For	Withhold	Broker Non-Votes
Class I - Term Expiring 2025
Lawrence Silber..............	202,035,973	4,701,742	2,342,349

Class II - Term Expiring 2026
Lori Walker.....................	202,249,244	4,488,471	2,342,349

Class III - Term Expiring 2027
Diane Dayhoff..................	202,362,578	4,375,137	2,342,349
Stephen Felice..................	176,108,370	30,629,345	2,342,349
Kevin Holleran.................	202,297,410	4,440,305	2,342,349

Election of three nominees identified above as Class III directors for three-year terms expiring in 2027, one nominee identified above as a Class II director for a two-year term expiring in 2026, and one nominee identified above as a Class I director for a one-year term expiring in 2025, and, in each case, until a successor is duly elected and qualified.

Proposal 2: Ratification of the compensation paid to the company’s named executive officers for the fiscal year ending December 31, 2023, as disclosed in the Company’s proxy statement.

For	Against	Abstain	Broker Non-Votes
199,220,042	7,383,765	133,908	2,342,349

A majority of shares present or represented by proxy and entitled to vote at the Annual Meeting were cast in favor of the ratification of the compensation paid to the company’s named executive officers for the fiscal year ending December 31, 2023, as disclosed in the Company’s proxy statement.

Proposal 3: Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024.

For	Against	Abstain
206,081,153	2,787,298	211,613
A majority of shares present or represented by proxy and entitled to vote at the Annual Meeting were cast in favor of the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: June 3, 2024	By:	/s/ Susan M. Canning
Susan M. Canning
Senior Vice President, Chief Legal Officer and Corporate Secretary